Exhibit 10.8

1 Execution Version SECOND AMENDMENT TO SECURED PROMISSORY NOTE THIS SECOND AMENDMENT TO SECURED PROMISSORY NOTE (this “Amendment”) is executed as of December 6, 2022 (the “Amendment Date”) by US Data King Mountain LLC, a Nevada limited liability company (the “Borrower”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Original Note (as hereinafter defined). WITNESSETH: WHEREAS, reference is hereby made to that certain Secured Promissory Note executed by the Borrower on April 8, 2022, (as amended, the “Original Note”), which was amended by that certain First Amendment to Secured Promissory Note dated as of July 26, 2022 (the “First Amendment”); and WHEREAS, the Borrower desires to amend the Original Note and the First Amendment, and the Noteholder desires to consent to amendment of the Original Note and the First Amendment, in each case on the terms set forth herein; NOW, THEREFORE, in furtherance of the obligations of the Borrower under the Original Note and the First Amendment, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Noteholder agree as follows: 1. Definitions. The defined terms “Bankrupt”, “Guarantor Default”, “Guaranty Issuance Period” and “Parent Guaranty” in Section 1.01 of the Original Note are hereby deleted in their entirety. 2. PIK Payments. Section 4.4 of the Original Note is hereby amended and restated in its entirety as set forth below: 4.4 PIK Payments. Notwithstanding any provision in this Note to the contrary, if on any Member Loan Principal Payment Date or Member Loan Interest Payment Date (in each case, other than the Member Loan Maturity Date), the sum of (a) the amount of Available Cash to be distributed to the Borrower pursuant to Section 6.01(a) of the LLC Agreement and (b) the amount of any Business Debt Distribution made pursuant to Section 4.5 after the immediately preceding Member Loan Principal Payment Date or Member Loan Interest Payment Date, as applicable, and on or prior to such Member Loan Principal Payment Date or Member Loan Interest Payment Date, as applicable (such aggregate amount, the “Distributed Amount”), is insufficient to pay the full amount of the principal and/or interest due on such date, then the Borrower shall be permitted to elect (a) such interest due to be capitalized and added as of such date to the principal amount of this Note and (b) the principal amount simultaneously (x) be repaid in an amount equal to such deficiency (less the interest amount described in clause (a)) and (y) such principal amount deemed re-paid shall be deemed re-borrowed (such amounts added to the principal pursuant clauses (a) and (b), collectively, the “PIK Payments”); provided, that the Borrower shall not be

2 permitted to elect any PIK Payment in an amount that exceeds sixty percent (60%) of the Member Loan Target Balance Schedule (as adjusted pursuant to Section 4.2) as of such Member Loan Principal Payment Date or Member Loan Interest Payment Date, as applicable (“PIK Payment Threshold”). 3. Guaranty. The content of Section 5.2 of the Original Note is hereby deleted in its entirety and replaced with the following: “Reserved”. 4. Turnover of Proceeds. Section 7.3 of the Original Note is hereby amended and restated in its entirety as follows: 7.3 Turnover of Proceeds. While any Member Loan is outstanding, the Borrower acknowledges that, to the extent required to pay any Member Loan (including accrued and unpaid interest) in full, in repayment thereof the Company shall be obligated to pay directly to the Noteholder the amount of any distributions payable to the Borrower under the LLC Agreement as set forth herein. 5. Events of Default. Section 10.1 of the Original Note is hereby amended and restated in its entirety as follows: 10.1 Each Member Loan Event of Default under the LLC Agreement shall constitute a “Member Loan Event of Default” hereunder. In addition to the foregoing, Borrower acknowledges and agrees that Borrower’s failure to comply with Section 2.2 hereof shall also constitute a Member Loan Event of Default. 6. Expenses. Section 11.2 of the Original Note is hereby amended and restated in its entirety as follows: 11.2 Expenses. The Borrower agrees to pay within ten (10) Business Days of demand thereof, all reasonable and documented, out-of-pocket costs, expenses and fees incurred by the Noteholder (including without limitation, counsel fees and expenses) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Member Loans made hereunder or any workout or restructuring in respect thereof. For the avoidance of doubt, the Borrower is not obligated to pay costs, expenses or fees in connection with the preparation, execution, or delivery of this Amended and Restated Note. 7. Exhibit D, Parent Guaranty. The content of Exhibit D to the Original Note, including the attached form guaranty agreement, is hereby deleted in its entirety and replaced with the following: “Reserved”. 8. Failure to Deliver Financial Information, Statements or Reports; Guarantor Affirmation. The content of each of Sections 6 and 7 of the First Amendment is hereby deleted in its entirety and replaced with the following: “Reserved”. 9. Full Force and Effect; Inconsistency. Except as herein modified, all of the terms, covenants and conditions of the Original Note are and shall remain in full force and effect and are hereby ratified and confirmed. To the extent of any inconsistency between the terms and provisions of this Amendment and the Original Note, the terms and provisions of this Amendment shall govern and control.

3 10. Miscellaneous. The provisions of Section 11 of the Original Note shall apply to this Amendment, mutatis mutandis, as if set forth herein. [Remainder of Page Intentionally Left Blank; Signatures follow]

4 IN WITNESS WHEREOF, the Borrower has executed this Amendment and the Noteholder has accepted and agreed to this Amendment, each as of the date first above written. US DATA KING MOUNTAIN LLC By:______________________________________ Name: Asher Genoot Title: Authorized Person Accepted and Agreed: TZ CAPITAL HOLDINGS, LLC By:______________________________________ Name: Daniel Lotano Title: Vice President